CNA INCOME SHARES, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FOR THE PERIOD
ENDED JUNE 30, 1997
--------------------------------------------------------------------------------
Internet e-mail = cnaincome.shares@cna.com

Web site at www.cna.com/cna/html/income.html

                             CONTENTS
  3    Letter to Shareholders
  4    Statement of Assets and Liabilities
  5    Statement of Operations
  6    Statement of Changes in Net Assets
  7    Statement of Cash Flows
  8    Notes to Financial Statements
 11    Schedule of Investments
 20    Financial Highlights
 21    Investment Objectives and Policies
 27    Automatic Dividend Reinvestment Plan
       Other Information

This report has been prepared for the information of shareholders of CNA Income Shares, Inc.

Dear Shareholder:

CNA Income Shares reported net income of $0.49 per share during the six months ending June 30, 1997 and declared dividends totaling $0.48. Dividends are paid on a quarterly schedule, with the next dividend anticipated to be paid on October 14, 1997.

Bond prices ended the six months with a slight negative bias, with yields on 10-year Treasuries increasing from 6.42% at year end 1996 to 6.49% at June 30, 1997. That means that the return on bonds came entirely from coupon income. The Salomon Brothers Broad Index, which includes Treasuries, Corporate Bonds and Mortgage-backed Securities, had a total return of interest and principal change of 3.07%. The Salomon Brothers High-Yield Market Index was up 5.87%. In comparison, CNA Income Shares had a positive total return of 5.47% while having less than 40% of the portfolio invested in high-yield bonds.

On June 1, 1997, the $28,050,000 CNA Income Shares, 8.08% Five Year Convertible Extendible Note matured. Because management believes that a fixed rate debt financing provides positive leverage for the shareholder, a $30,000,000 Five Year Term Loan was arranged with a major Chicago bank. The rate was fixed by arranging an interest rate swap. The all-in effective fixed rate for the term loan is 7.54%, including the costs of the financing. By doing a direct bank financing rather than a public market issue, we were able to negotiate more flexible terms, and the overall cost of this financing was considerably less than our previous public financing.

Management understands that your main concern is to receive a high and steady dividend payment. That is also the primary objective of CNA Income Shares. The significant drop in interest rates over the past decade, however, has made it difficult to maintain the dividend at previous levels and we have reduced the dividend several times over the past five years. The dividend payout ultimately reflects the portfolio's ability to generate a stream of income consistent with opportunities in the marketplace and the willingness to absorb risk.

                     Sincerely,

                     [SIG.]

                     Lew H. Nathan
                     Chairman of the Board and President

August 29, 1997

CNA INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1997 (UNAUDITED)

ASSETS
In custody of The Chase Manhattan Bank:
  Investments (See Schedule of Investments) (Notes A and C):
    Debt securities, preferred stock, common stock and
      warrants at market value (cost $114,221,416)..........  $118,551,192
    Short-term notes at amortized cost (cost $3,191,834)....     3,192,834
  Cash......................................................        82,152

Receivables:
  Securites sold--not delivered.............................       264,437
  Interest..................................................     3,072,347
Prepaid expenses............................................        91,091
                                                              ------------
        TOTAL ASSETS........................................   125,254,053
LIABILITIES
Dividend payable...............................  $ 2,102,166
Payable for securities
  purchased--not received......................    2,493,470
Accounts payable and
  accrued expenses.............................      146,950
Interest payable...............................      188,250
Bank Credit Facility Notes (Note B)............   30,000,000    34,930,836
                                                 -----------  ------------
      NET ASSETS, equivalent to $10.31 per share on
        8,759,022 shares outstanding........................  $ 90,323,217
                                                              ============
NET ASSETS REPRESENTED BY:
  Capital stock $1 par value
    Authorized: 15,000,000 shares
    Issued and outstanding: 8,759,022 shares................  $  8,759,022
  Paid-in surplus...........................................    99,922,322
                                                              ------------
                                                               108,681,344
  Earned surplus (deficit)
    Accumulated net realized (loss) on investments..........   (23,560,203)
    Undistributed net investment income.....................       872,300
  Net unrealized appreciation...............................     4,329,776
                                                              ------------
      NET ASSETS APPLICABLE TO CAPITAL STOCK OUTSTANDING....  $ 90,323,217
                                                              ============

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME
INCOME:
Interest income............................................         $5,651,690
Dividend income............................................            149,807
Discount earned............................................             38,488
                                                                    ----------
             TOTAL INVESTMENT INCOME.......................          5,839,985
EXPENSES:
Investment advisory fee (Note F).............    $  223,933
Accounting service and expenses..............        24,583
Directors' fees and expenses (Note F)........        24,641
Mailing expenses.............................        21,935
Transfer agent & registrar...................        18,758
Shareholder reports..........................        19,026
Insurance....................................        16,710
Auditing & Consulting fees...................        10,750
Registration and filing fees.................         9,134
State and local taxes........................         8,010
Legal fees & expenses........................         4,470
Bank Credit Facility expenses................         1,542
Dividend disbursing services.................        (3,516)
Custodian fees...............................        (8,885)
Other........................................         1,716
                                                 ----------
             Total investment income.........       372,807
Interest expense (Note B)....................     1,132,600          1,505,407
                                                 ----------         ----------
             NET INVESTMENT INCOME.........................          4,334,578
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
(excluding short-term notes) (NOTES A and D):
NET REALIZED GAIN FROM SECURITY TRANSACTIONS...............            332,316
                                                                    ----------
UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS:
Beginning of year............................     4,078,314
End of year..................................     4,329,776
                                                 ----------
NET INCREASE IN UNREALIZED APPRECIATION....................            251,462
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS............            583,778
                                                                    ----------
             NET INCREASE IN NET ASSETS RESULTING FROM
               OPERATIONS..................................         $4,918,356
                                                                    ==========

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1996

                                                 SIX MONTHS          YEAR
                                                    ENDED            ENDED
                                                   6/30/97         12/31/96
                                                 -----------      -----------
FROM INVESTMENT ACTIVITIES:
Net investment income.....................       $ 4,334,578      $ 8,563,965
Net realized gain (loss) from security
  transactions............................           332,316         (222,629)
Net change in unrealized appreciation.....           251,462        4,247,976
                                                 -----------      -----------
Net increase in net assets resulting from
  operations..............................         4,918,356       12,589,312
Dividends to shareholders from net
  investment income ($0.48 and $0.98 per
  share, respectively)....................        (4,193,891)      (8,430,717)

FROM CAPITAL SHARE
TRANSACTIONS (Notes B and E):
Increase in net assets due to shares
  issued to shareholders on reinvestment
  of net investment income................           875,685        1,812,548
                                                 -----------      -----------
  Net increase in net assets..............         1,600,150        5,971,143

NET ASSETS:
BEGINNING OF YEAR.........................        88,723,067       82,751,924
                                                 -----------      -----------
END OF YEAR (INCLUDING UNDISTRIBUTED NET
  INVESTMENT INCOME OF $872,300 AND
  $731,613, RESPECTIVELY).................       $90,323,217      $88,723,067
                                                 ===========      ===========

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
  Proceeds from sales of securities........................    $ 35,463,890
  Purchases of securities..................................     (36,516,238)
  Net sales of short-term investments......................      (1,217,062)
  Five year convertible extendible notes...................     (28,050,000)
  Bank credit facility notes...............................      30,000,000
  Interest received........................................       5,037,756
  Dividends received.......................................         150,102
  Other received...........................................          10,000
  Interest paid in cash....................................      (1,133,220)
  Expenses paid............................................        (406,439)
                                                               ------------
           NET CASH PROVIDED BY OPERATING ACTIVITIES.......       3,338,789
                                                               ------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Dividends reinvested.....................................         875,685
  Dividends paid in cash...................................      (4,173,093)
                                                               ------------
           NET CASH USED FOR FINANCING ACTIVITIES..........      (3,297,408)
                                                               ------------
Net decrease in cash.......................................          41,381
Cash at beginning of year..................................          40,771
                                                               ------------
Cash at end of period......................................    $     82,152
                                                               ============
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO
  NET CASH PROVIDED BY OPERATING ACTIVITIES
  Net increase in net assets resulting from operations.....    $  4,918,356
  Net increase in investments..............................      (5,506,291)
  Interest in receivable for securities sold...............        (264,437)
  Increase in interest receivable..........................        (218,059)
  Increase in prepaid expenses and other...................         (61,950)
  Increase in payable for securities purchased.............       2,493,470
  Increase in accounts payable and accrued expenses........          28,320
  Decrease in interest payable.............................            (620)
  Increase in cash -- "Credit Facility"....................       1,950,000
                                                               ------------
                                                               $  3,338,789
                                                               ============

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED 6/30/97 (UNAUDITED)
AND FOR THE YEAR ENDED 12/31/96

A.  Significant Accounting Policies:

    The Company is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Company. The policies are in conformity with generally accepted accounting principles.

    (1) Investments in debt securities are valued at the average of representative closing bid prices on the last business day of the accounting period. Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the accounting period; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the closing bid price on that date. Short-term notes are valued at cost plus accrued discount earned. Securities for which market quotations are not readily available (which include all restricted securities) are valued at fair value as determined in good faith by the Company's Board of Directors; such values require the use of estimates.

        Premiums on debt securities are not being amortized and discounts are not being accrued except for original issue discounts which are being accrued for tax purposes as the Company engages in portfolio trading from time to time. Such portfolio trading makes it unlikely that most investments would be held to maturity.

    (2) Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.

    (3) It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Gain or loss on sales of securities is determined on the basis of average cost for financial statement purposes and identified cost for Federal income tax purposes. The identified cost of investments owned at December 31, 1996 was $110,709,969; based upon Federal tax cost of investments, gross unrealized appreciation and gross unrealized depreciation were $6,588,638 and $2,510,324, respectively. At December 31, 1996, there was a capital loss carry-over of approximately $8,129,897, of which $2,286,146 expires in 1998, $3,290,187 in 1999, $2,203,423 in 2002 and
        $350,141 in 2003. This carry-over will be used to offset future net capital gains, if any.

CNA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

B.  Bank Credit Facility Notes:

    On June 1, 1997, the Company's $28,050,000 in principal amount of five year convertible extendible notes (the "Notes") matured. At the time of maturation, the fixed interest rate of the Notes was 8.08% per annum. The Company paid the outstanding balance of the Notes at maturity. On June 2, 1997, the Company entered into a five year bank credit facility (the "Credit Facility") with the First National Bank of Chicago ("First Chicago") as administrative agent (the "Agent") in the amount of $30,000,000. The Credit Facility bears a variable interest rate based on the Company's choice of either: (i) the spread over First Chicago's prime rate or (ii) the spread over the London Interbank Offered Rate (LIBOR). The initial interest rate was 7.48% per annum as of June 2, 1997.

    The Company has entered into an interest rate swap transaction to hedge the variable interest payment obligations of the Credit Facility. The swap transaction effectively converts the variable interest rate obligation of the Credit Facility into a fixed interest rate obligation, because the Company shall select interest periods for the Credit Facility which will match the payments it will receive under the interest rate swap transaction. Thus, the interest rate that the Company will pay over the five year term will remain fixed at 7.48% per annum.

    The Company incurred $92,500 of deferred expenses associated with the Credit Facility and related interest rate swap transaction. The deferred expenses will be amortized over the five year life of the Credit Facility.

C.  Securities Loaned:

    During the six months ended June 30, 1997 no investment securities owned by the Company were loaned to brokers under loan agreements.

D.  Purchases and Sales of Investments other than Short-term Notes:

                                                                  PROCEEDS
                                                                    FROM
                                                  COST OF         SALES OR
                                                 PURCHASES       MATURITIES
                                                -----------      -----------
    Corporate Bonds....................         $37,847,692      $32,663,595
    Preferred Stock....................             257,500        2,262,466

E.  Capital Stock:

    At June 30, 1997, the authorized capital stock of the Company consists of 15,000,000 shares of $1 par value. 9,523,676 shares have been registered for sale, 267 are treasury shares, 8,759,022 shares are issued and outstanding, after giving effect to an increase of 86,661 shares issued in

CNA INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

    connection with the automatic dividend investment plan (the "Plan"). 179,636 shares have been reserved for the Plan.

F.  Transactions with Affiliated Companies:

    Continental Assurance Company (CAC), a wholly-owned subsidiary of CNA Financial Corporation, provides various services as investment advisor to the Company. The Company pays a fee at an annual rate of 1/2 of 1% (.5%) of the average weekly net assets of the Company for these services. The Company also pays its other costs and expenses of operating the Company directly. The agreement between the Company and CAC, however, provides for a ceiling on certain of these costs and expenses. If this ceiling is exceeded, CAC is required to reimburse the Company. No such reimbursement was required in the six month period ending June 30, 1997.

    All officers of the Company are officers or employees of CAC or its affiliates. Only unaffiliated directors receive directors' fees.

G.  Unaudited Quarterly Results of Operations:

    The following is a summary of 1997 and 1996 March and June unaudited quarterly results of operations:

                                                             NET REALIZED AND
                                                             UNREALIZED GAINS
                                     NET INVESTMENT             (LOSSES) ON
                                         INCOME                 INVESTMENTS
    THREE MONTHS    INVESTMENT   ----------------------   -----------------------
    ENDED:            INCOME       AMOUNT     PER SHARE     AMOUNT      PER SHARE
    --------------  ----------   ----------------------   -----------------------
    Mar. 31, 1997   $2,919,659   $2,165,440     $.25      $(2,170,264)    $(.25)
    June 30, 1997    2,920,326    2,169,138      .24        2,754,042       .32
    Mar. 31, 1996    2,914,330    2,157,221      .25         (488,862)     (.06)
    June 30, 1996    2,907,118    2,123,122      .25          666,370       .08

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 1997

PRINCIPAL                                                          MARKET
  AMOUNT                                             COST         VALUE(1)
----------                                       ------------   ------------
DEBT SECURITIES--129.0%
             AUTOMOTIVE--1.7%
$1,000,000   Auburn Hills Trust
               12.00% Deb, Due 5/1/20..........  $  1,000,000   $  1,496,010
                                                 ------------   ------------
             BANKS--5.7%
 2,000,000   BankAmerica Instit-A
               8.07% Co Gtd Nts Due 12/31/26...     2,016,060      2,003,690
 1,000,000   FBS Capital I
               8.09% Co Gtd Nts Due 11/15/26...     1,000,000      1,005,125
 1,000,000   Midland American Capital
               Corporation 12.75% Gtd Nt,
               Due 11/15/03....................     1,008,060      1,083,590
 1,000,000   Washington Mutual Capital 1
               8.375% Co Gtd Nts, Due 6/1/27...     1,007,250      1,018,825
                                                 ------------   ------------
                                                    5,031,370      5,111,230
                                                 ------------   ------------
             CABLE--10.7%
 1,000,000   Cablevision Industries, Inc.
               9.25% Deb, Due 4/1/08...........     1,050,000      1,054,875
 1,500,000   CF Cable TV, Inc.
               9.125% Sec. Nts. Due 7/15/07....     1,560,000      1,620,000
 1,055,000   Falcon Holding Group L.P.
               11.00% Sr Sub Nts,
               Due 9/15/03 (PIK)...............       949,111      1,060,275
 1,500,000   Galaxy Telecom, L.P.
               12.375% Sr Sub Nts,
               Due 10/1/05.....................     1,577,500      1,601,250
 1,000,000   Tele-Communications, Inc.
               9.80% Deb, Due 2/1/12...........     1,081,400      1,142,055
 2,750,000   Tele-Communications, Inc.
               10.125% Deb, Due 4/15/22........     2,798,360      3,211,973
                                                 ------------   ------------
                                                    9,016,371      9,690,428
                                                 ------------   ------------
             CHEMICALS--2.3%
 1,000,000   Montell Finance Co--B.V.
               8.10% Co Gtd Nts, Due 3/15/27...     1,011,250      1,021,400
 1,000,000   NL Industries, Inc.
               11.75% Sr Nts, Due 10/15/03.....     1,025,000      1,087,500
                                                 ------------   ------------
                                                    2,036,250      2,108,900
                                                 ------------   ------------

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED)--(Continued)


PRINCIPAL                                                          MARKET
  AMOUNT                                             COST         VALUE(1)
----------                                       ------------   ------------
DEBT SECURITIES--(Cont'd)
             COMMUNICATIONS--15.3%
$1,500,000   Econophone Inc.
               13.50%, Sr Nts, Due 7/15/07.....  $  1,500,000   $  1,522,500
 1,000,000   Globalstar LP/Capital
               11.375%, Sr Nts, Due 2/15/04....     1,010,000      1,002,500
 1,000,000   Globalstar LP/Capital
               11.25%, Sr Nts, Due 6/15/04.....       965,000        942,500
 1,500,000   IMPSAT Corporation
               12.125% Co Gtd Nts, Due
               7/15/03.........................     1,500,000      1,620,000
 1,500,000   Ionica PLC
               13.50% Sr Nts, Due 8/15/06......     1,515,000      1,605,000
 1,500,000   Innova S DE R.L
               12.875%, Sr Nts, Due 4/1/07.....     1,489,665      1,575,000
 1,000,000   Microcell Telecommunicatios
               14.00% Sr Nts, Due 6/1/06.......       550,000        610,000
 1,000,000   Orion Network Systems, Inc.
               11.25%, Sr Nts, Due 1/15/07.....     1,000,000      1,030,000
 1,000,000   Sprint Sectrum L.P./FIN
               11.00% Sr Nts, Due 8/15/06......     1,045,000      1,108,750
 1,500,000   TCI Satellite Entertainment, Inc.
               10.875%, Sr Nts, Due 2/15/07....     1,368,750      1,526,250
 1,250,000   Turner Broadcasting Sys., Inc.
               8.375% Sr. Nts, Due 7/1/13......     1,028,125      1,301,463
                                                 ------------   ------------
                                                   12,971,540     13,843,963
                                                 ------------   ------------
             COMMUNICATION EQUIPMENT--2.0%
 2,000,000   Dictaphone Corporation
               11.75% Sr Sub Nts, Due 8/1/05...     1,939,063      1,840,000
                                                 ------------   ------------
             COMPUTER TECHNOLOGY--0.3%
   250,000   Unisys Corp.
               15.00% Nts, Due 7/1/97..........       263,787        252,500
                                                 ------------   ------------

             CONSUMER PRODUCTS--2.3%
 2,000,000   R.J.R. Nabisco, Inc.
               9.25% Nts, Due 8/15/13..........     1,968,830      2,049,180
                                                 ------------   ------------
             ENERGY--1.1%
 1,000,000   Perez Companc S.A.
               9.00%, Bds, Due 1/30/04.........     1,026,500      1,036,300
                                                 ------------   ------------

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED)--(Continued)


PRINCIPAL                                                          MARKET
  AMOUNT                                             COST         VALUE(1)
----------                                       ------------   ------------
DEBT SECURITIES--(Cont'd)
             ENTERTAINMENT--3.1%
$1,000,000   Lodgenet Entertainment Corporation
               10.25%, Sr Nts, Due 12/15/06....  $  1,010,000   $  1,010,000
 1,500,000   Time Warner Entertainment Company
               L.P.
               10.15% Nts, Due 5/1/12..........     1,607,530      1,817,280
                                                 ------------   ------------
                                                    2,617,530      2,827,280
                                                 ------------   ------------
             FINANCIAL--4.8%
 1,000,000   Fisher Bros Financial Realty
               10.75%, Mtg Bkd, Due 12/17/00...     1,017,920      1,016,250
 3,000,000   Ford Motor Credit Corp.
               9.03% Nts, Due 12/30/09.........     3,199,800      3,300,000
                                                 ------------   ------------
                                                    4,217,720      4,316,250
                                                 ------------   ------------
             FOOD STORAGE--1.2%
 1,000,000   Americold Corporation
               12.875%, Sr Sub Nts, Due
               5/1/08..........................     1,055,000      1,066,250
                                                 ------------   ------------
             FOREST PRODUCTS--3.9%
 1,000,000   Boise Cascade Corporation
               9.85% Nts, Due 6/15/02..........     1,091,910      1,110,590
 2,200,000   Georgia Pacific Corporation
               9.50% Deb, Due 5/15/22..........     2,161,500      2,393,754
                                                 ------------   ------------
                                                    3,253,410      3,504,344
                                                 ------------   ------------
             GOVERNMENT DEBT--11.1%
             Canadian--3.0%
 2,300,000     Province of Quebec, Canada
                 13.25%, Deb, Due 9/15/14......     2,753,160      2,707,167
                                                 ------------   ------------
             United States--2.6%
 1,513,000     U.S. Treasury Bonds
                 15.75%, Due 11/15/01..........     2,469,420      2,050,932
   255,000     U.S. Treasury Bonds
                 11.625%, Due 11/15/04.........       258,825        331,237
                                                 ------------   ------------
                                                    2,728,245      2,382,169
                                                 ------------   ------------
             Government Agencies
               Other--1.3%
 1,179,000     Kingdom of Sweden
                 12.75%, Deb, Due 10/15/97.....     1,505,300      1,200,847
                                                 ------------   ------------

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED)--(Continued)

PRINCIPAL                                                          MARKET
  AMOUNT                                             COST         VALUE(1)
----------                                       ------------   ------------
DEBT SECURITIES--(Cont'd)

             INTERNATIONAL AGENCIES--4.2%
$3,000,000     International Bank for
                 Reconstruction & Development
                 12.375%, Bd, Due 10/15/02.....  $  3,552,750   $  3,756,870
                                                 ------------   ------------
             HEALTHCARE--0.6%
 1,000,000   Phoenix Shannon PLC
               9.50%, Cv. Sr. Nts,
               Due 11/1/00.....................     1,000,000        500,000
                                                 ------------   ------------
             HOME BUILDERS--1.1%
 1,000,000   J.M. Peters Co. Inc
               12.75%, Sr. Nts Due 5/1/02......     1,000,000      1,000,000
                                                 ------------   ------------
             INSURANCE--6.1%
 2,000,000   Conseco, Inc.
               10.50%, Sr. Nts. Due 12/15/04...     2,313,120      2,358,660
 1,000,000   MTN--Kemper CORP.
               9.00%, Med Trm Nts, Due
               3/2/98..........................     1,020,690      1,019,240
 2,000,000   Phoenix Re Corp.
               9.75%, Sr. Nts, Due 8/15/03.....     2,041,563      2,109,200
                                                 ------------   ------------
                                                    5,375,373      5,487,100
                                                 ------------   ------------
             LEISURE--3.3%
 1,000,000   Argosy Gaming Company
               13.25%, Cv. Sub Nts, Due
               6/1/04..........................       876,250        971,250
 1,000,000   Casino America, Inc.
               12.50%, Sr Nts, Due 8/1/03......       982,500      1,036,250
 1,000,000   Trump AC Assoc/FNDG Inc.
               11.25%, Co Gtd Nts, Due
               5/01/06.........................       945,833        973,750
                                                 ------------   ------------
                                                    2,804,583      2,981,250
                                                 ------------   ------------
             MARKET SERVICES--1.2%
 1,000,000   Neodata Services, Inc.
               12.00%, Sr Nts, Due 5/1/03......     1,030,000      1,070,000
                                                 ------------   ------------

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED)--(Continued)


PRINCIPAL                                                          MARKET
  AMOUNT                                             COST         VALUE(1)
----------                                       ------------   ------------
DEBT SECURITIES--(Cont'd)
             MATERIALS HANDLING--1.1%
$1,000,000   Alvey Systems Inc.
               11.375%, Sr Sub Nts,
               Due 1/31/03.....................  $  1,035,000   $  1,035,000
                                                 ------------   ------------
             METALS--5.4%
 2,000,000   Inco Ltd
               9.875%, Deb, Due 6/15/19........     1,997,500      2,151,430
 1,000,000   Inco Ltd
               9.60%, Deb, Due 6/15/22.........     1,062,970      1,091,360
 1,500,000   Haynes International, Inc.
               11.625%, Sr. Nts, Due 9/5/04....     1,520,000      1,642,500
                                                 ------------   ------------
                                                    4,580,470      4,885,290
                                                 ------------   ------------
             MORTGAGE BANKING--1.1%
 1,000,000   Countrywide Capital I
               8.00%, Co Gtd Nts, Due
               12/15/26........................       991,360        970,640
                                                 ------------   ------------
             MULTI-INDUSTRY--1.8%
   500,000   J.B. Poindexter & Co, Inc.
               12.50% Sr. Nts, Due 5/15/04.....       462,917        500,000
 1,000,000   Thermo-Electron Corp.
               4.25%, Cv Sub, Due 1/1/03.......     1,000,000      1,085,000
                                                 ------------   ------------
                                                    1,462,917      1,585,000
                                                 ------------   ------------
             PAPER--2.6%
 1,000,000   Indah Klat Fin Mauritius
               10.00%, Co Gtd Nts,
               Due 7/01/07.....................       993,470      1,000,000
 1,250,000   Grupo Industrial Durango S.A.
               12.00%, Sr Nts, Due 7/15/01.....     1,200,447      1,370,313
                                                 ------------   ------------
                                                    2,193,917      2,370,313
                                                 ------------   ------------
             PHARMACEUTICALS--2.0%
 1,500,000   Hybridon, Inc.
               9.00%, Sub Nts,
               Due 4/1/04 -- 144A..............     1,500,000      1,470,000
   250,000   Sepracor, Incorporated
               7.000%, Sub Deb, Due 10/1/03 --
               144A............................       225,000        349,375
                                                 ------------   ------------
                                                    1,725,000      1,819,375
                                                 ------------   ------------

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED)--(Continued)


PRINCIPAL                                                          MARKET
  AMOUNT                                             COST         VALUE(1)
----------                                       ------------   ------------
DEBT SECURITIES--(Cont'd)
             RETAIL - DEPARTMENT STORES--2.6%
$1,500,000   The May Department Stores Company
               8.30% Co Gtd Nts Due 7/15/26....  $  1,558,605   $  1,556,168
 1,000,000   Venture Stores
               8.89% Nts. Due 12/14/98.........       889,890        780,000
                                                 ------------   ------------
                                                    2,448,495      2,336,168
                                                 ------------   ------------
             RESTAURANT--1.1%
 1,000,000   FM 1993A Corp.
               9.75% Sr Nts, Due 11/1/03.......     1,050,000      1,010,000
                                                 ------------   ------------
             RETAIL - FOOD--5.3%
 1,000,000   Big V Supermarkets
               11.00%, Sr Sub Nts,
               Due 2/15/04.....................       938,333      1,023,750
 1,000,000   Grand Union Co.
               12.00%, Sr Nts, Due 9/1/04......     1,025,000        752,500
 2,000,000   The Pantry, Inc.
               12.50% Sr Nts, Due 11/15/00.....     2,000,000      2,030,000
 1,000,000   Smith's Food & Drug Centers, Inc.
               9.20%, Pass Thru Certs, Due
               7/02/18.........................       927,500      1,020,000
                                                 ------------   ------------
                                                    4,890,833      4,826,250
                                                 ------------   ------------
             STEEL--1.8%
 1,000,000   ACME Metals, Inc.
               12.50% Sr Nts, Due 8/1/02.......     1,012,500      1,100,000
   500,000   Algoma Steel Inc.
               12.375% 1st Mtg, Due 7/15/05....       472,500        555,000
                                                 ------------   ------------
                                                    1,485,000      1,655,000
                                                 ------------   ------------
             STUDENT LOAN--0.7%
   650,000   University Support Services, Inc.
               Sub Educat. Ln Nts Ser 1991 B.
               Var Rate Min 12.50%, Due
               5/01/06.........................       647,563        650,000
                                                 ------------   ------------
             TOBACCO--1.1%
 1,000,000   Sampoerna International Finance
               Co.
               8.375%, Co Grd Nts, Due
               6/15/06.........................     1,019,250      1,010,200
                                                 ------------   ------------

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED)--(Continued)


PRINCIPAL                                                          MARKET
  AMOUNT                                             COST         VALUE(1)
----------                                       ------------   ------------
DEBT SECURITIES--(Cont'd)
             TRANSPORTATION--13.8%
             Airlines--11.6%
$1,000,000     Airplane Pass Through Trust
                 8.15%, Due 3/15/19............  $  1,003,650   $  1,040,000
 2,250,000     American Airlines, Inc.
                 10.18% Col Ts,
                 Due 1/2/13....................     2,208,730      2,697,998
 2,243,000     Delta Air Lines, Inc.
                 10.79% Equip Tr Cert
                 Ser F, Due 3/26/14............     2,288,385      2,814,965
   500,000     Delta Air Lines, Inc.
                 10.50%, Pass Thru Cert.
                 Due 4/30/16...................       513,750        623,150
   750,000     Reno Air, Inc.
                 9.00% Cv St Nts, Due
                 9/30/02.......................       764,437        787,500
 1,000,000     United Airlines, Inc.
                 10.85%, 1991 Equip Tr Cert
                 Ser A, Due 7/5/14.............     1,000,000      1,262,500
 1,000,000     United Airlines, Inc.
                 10.85%, 1991 Equip Tr Cert
                 Ser B, Due 2/19/14............     1,000,000      1,261,700
                                                 ------------   ------------
                                                    8,778,952     10,487,813
                                                 ------------   ------------
             Leasing--1.1%
 1,000,000     Interpool Capital Trust
                 9.875% Bds, Due 2/15/27.......     1,000,000      1,005,400
                                                 ------------   ------------
             Trucking--1.1%
 1,000,000     Trism, Inc.
                 10.75%, Sr Nts, Due
                 12/15/00......................       965,000        980,000
                                                 ------------   ------------

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED)--(Continued)


PRINCIPAL                                                          MARKET
  AMOUNT                                             COST         VALUE(1)
----------                                       ------------   ------------
DEBT SECURITIES--(Cont'd)
             UTILITIES--10.8%
             Electric--7.2%
$1,000,000     Cleveland Electric Illum.
                 9.375% 1st Mtg, Due 3/01/17...  $  1,010,000   $  1,037,540
 1,000,000     Long Island Lighting Co.
                 9.75% Gen Ref Mtg,
                 Due 5/01/21...................       964,020      1,021,250
 2,000,000     Louisiana Power & Light Company
                 10.67% Sec Lease Oblig Bd,
                 Due 1/02/17...................     2,099,000      2,133,780
 2,000,000     Midland Funding Corp.
                 Lease Oblig Bds Ser B
                 13.25%, Due 7/23/06...........     2,346,500      2,320,000
                                                 ------------   ------------
                                                    6,419,520      6,512,570
                                                 ------------   ------------
             Gas--1.8%
 1,575,000     Transgas de Occidente S.A.
                 9.79% Sr Nts, Due 11/1/10.....     1,633,842      1,623,510
                                                 ------------   ------------
             Telephone--1.8%
 1,500,000     GTE Corporation
                 7.90% Deb, Due 2/1/27.........     1,500,000      1,520,625
                                                 ------------   ------------
                 TOTAL DEBT SECURITIES.........   111,973,901    116,511,192
                                                 ------------   ------------

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED)--(Continued)


NUMBER OF                                                          MARKET
  SHARES                                             COST         VALUE(1)
----------                                       ------------   ------------
DEBT SECURITIES--(Cont'd)
PREFERRED STOCK--2.3%
    20,000   Loral Space & Communications
               Ltd.............................     1,007,500      1,010,000
   120,000   Triathlon Broadcasting Company....     1,240,000      1,020,000
                                                 ------------   ------------
                                                    2,247,500      2,030,000
                                                 ------------   ------------
COMMON STOCK--0.0%
NUMBER OF
  SHARES
----------
     1,000   Motels of America, Inc. ..........            15         15,000
                                                 ------------   ------------
WARRANTS--0.0%
NUMBER OF
 WARRANTS
----------
    11,850   J. M. Peters Company, Inc. .......       --             --
                                                 ------------   ------------
                 TOTAL.........................   114,221,416    118,551,192
                                                 ------------   ------------
SHORT-TERM NOTES--3.5%
PRINCIPAL
  AMOUNT
----------
$2,194,000   First Chicago -- 0.0% Due
               7/1/97..........................     2,194,000      2,194,000
   997,834   First Chicago -- 0.0% Due
               7/8/97..........................       997,834        998,834
                                                 ------------   ------------
                 TOTAL SHORT-TERM NOTES........     3,191,834      3,192,834
                                                 ------------   ------------
                 TOTAL INVESTMENTS--
                   134.8%(2)...................  $117,413,250   $121,744,026
                                                 ============   ============

(1) For determination of Market Value see Note A to Financial Statements.

(2) The Total Market Value represents 134.8% of the Net Assets at June 30, 1997.

                 See Accompanying Notes to Financial Statements

CNA INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS
--------------------------

Increase (Decrease) in Net Asset Value:

                          SIX MONTHS*           FOR THE YEAR ENDED DECEMBER 31,
                             ENDED      ------------------------------------------------
                            6/30/96      1996      1995      1994      1993       1992
                          -----------   -------   -------   -------   -------   --------
PER SHARE OPERATING
PERFORMANCE
Net Asset Value,
  beginning of year.....     $10.23      $ 9.75    $ 8.98    $10.53    $10.32    $10.560
                            =======     =======   =======   =======   =======   ========
Investment
  income--net...........     $  .49      $  .99    $ 1.07    $ 1.10    $ 1.16    $ 1.200
Realized and unrealized
  (loss) gain on
  investments--net......     $  .07      $  .47    $ 0.74   ($ 1.57)   $ 0.21   ($ 0.250)
                            -------     -------   -------   -------   -------   --------
Total from investment
  operations............     $  .56      $ 1.46    $ 1.81   ($ 0.47)   $ 1.37    $  0.95
                            -------     -------   -------   -------   -------   --------
Total distributions to
  shareholders..........    ($  .48)    ($  .98)  ($ 1.04)  ($ 1.08)  ($ 1.16)  ($ 1.195)
                            -------     -------   -------   -------   -------   --------
Net asset value, end of
  year..................     $10.31      $10.23    $ 9.75    $ 8.98    $10.53    $10.320
                            =======     =======   =======   =======   =======   ========
Market price per share,
  end of year...........     $10.69      $10.25    $10.25    $ 9.50    $12.63    $11.625
                            =======     =======   =======   =======   =======   ========

TOTAL INVESTMENT
RETURN**
Based on market price
  per share.............      8.95%       9.56%    18.84%   (16.20%)   18.58%     15.24%
Based on net asset value
  per share.............      5.47%      14.97%    15.70%    (4.46%)   13.28%      9.04%

RATIO TO AVERAGE NET
ASSETS
Operating Expenses......      0.41%+      0.87%     0.95%     0.99%     0.88%      0.84%
Total Expenses..........      1.68%+      3.52%     3.80%     3.84%     3.52%      3.78%
Investment
  income--net...........      4.85%+     10.02%    11.40%    11.33%    10.82%     11.18%
                            -------     -------   -------   -------   -------   --------

SUPPLEMENTAL DATA
Net assets--end of year
  (in thousands)........    $90,323     $88,723   $82,752   $74,312   $85,097    $81,637
Portfolio turnover......     32.95%      65.73%    38.82%    37.91%    55.43%     54.06%

 *Unaudited.

**Total investment return based on market value, which can be significantly greater or lesser than the net asset value, results in substantially different returns.

 +Not annualized.

                 See Accompanying Notes to Financial Statements

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Company is to provide a high level of current income, with capital appreciation as a secondary objective. In seeking to achieve its objectives, the Company must invest its assets in the following manner:

A.  At least 50% of the value of the Company's total assets must be invested in:

    (1) Straight debt securities or debt securities which are convertible into or exchangeable for, or which carry warrants to purchase common stock or other interests, which are rated at the time of purchase within the four highest classifications assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Corporation (AAA, AA, A or BBB), or Duff & Phelps Inc. (AAA, AA, A or BBB). Any subclassifications of the ratings indicated shall not be deemed to be separate classifications for purposes of the Company's investment objectives and policies and investment restrictions (e.g., Moody's Aa1, Aa2 and Aa3 subclassifications shall be included within its Aa classification);

    (2) Securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

    (3) Securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or a Province of Canada or any instrumentality or political subdivision thereof;

    (4) Obligations of, or guaranteed by, national or state banks or bank holding companies whose primary assets are banks, and which obligations, although not rated as a matter of policy by either Moody's Investors Service, Inc., Standard & Poor's Corporation or Duff & Phelps Inc. are considered by management to have investment quality comparable to securities which may be purchased under item 1 above;

    (5) Commercial paper; and

    (6) Cash or cash equivalents, such as U.S. Treasury Bills.

B.  Up to 25% of the value of the Company's total assets may consist of:

    (1) Debt securities not included in item A above;

    (2) Securities not included in item A above which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other interests;

    (3) Preferred stocks; and

    (4) Common stocks.

C. Up to 25% of the value of the Company's total assets may consist of straight debt securities not included in item A or item B above.

In seeking to achieve its objectives, the Company invests and has invested primarily in debt securities rated in the four highest rating categories assigned by nationally recognized rating agencies but, as set forth above, may also invest in other securities such as United States and Canadian Government securities, obligations of or guaranteed by banks, commercial paper and cash equivalents or in debt securities rated below the four highest rating categories, including the lowest rating category, which is reserved for securities in default. The lower the rating category of a debt security, the higher the degree of speculation of an investment in such security, with increased risk of loss of principal and interest and, generally, a volatility of market price which is greater than the average for higher rated securities. The Company's operating policy, however, is generally not to purchase rated debt securities which, at the time of purchase, are rated lower than B- by Standard & Poor's Corporation or Duff & Phelps Inc., or B3 by Moody's Investors Services, Inc. These debt securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms. If the rating of a debt security in the Company's portfolio is reduced below B- or B3, as the case may be, after purchase, the Company may either sell the debt security or continue to hold it, depending upon market characteristics. The Company is permitted to buy debt securities which have not been rated by a nationally recognized rating agency if, in the opinion of the Adviser, such unrated debt securities are of comparable quality to the rated debt securities in which the Company may invest.

In making purchases within the policies listed above, the Company will not invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions. Also, the Company will invest at least 80% of the value of its total assets in income producing securities. No assurance can be given that the Company will achieve its investment objectives.

By virtue of items A.(1) or A.(2), the Company is permitted to buy certain debt securities, known as "interest only" mortgage-backed securities, in which the issuer is only obligated to pay a fixed rate of interest based on a stated principal amount, but does not make any principal payments. Each month the stated principal amount is adjusted to reflect both scheduled payments and prepayments of principal on the underlying mortgages. For example, the Company may buy certain debt securities issued by the Federal National Mortgage Association (FNMA), a United States government agency, which carry an additional risk not associated with other FNMA issues. The holder purchases the security at a price which is lower than the holder's expectations of payments of interest from the issuer. If payments of principal on the underlying mortgages are different than the holder's expectation of principal paydowns, then the actual payments of interest by the issuer could be more or less than the holder's expectation of interest payments.

By virtue of items A.(1) or A.(2), the Company is also permitted to buy certain debt securities, known as inverse interest rate floaters. These securities do not carry a fixed rate of interest, but instead pay interest based on a formula which varies inversely with the then current market interest rate (the "formula interest rate"), as reflected by a referenced interest rate on a specific date near the interest payment date (the "interest calculation date"). For example, if the referenced interest rate decreases on an interest calculation date from the referenced interest rate on the prior interest calculation date, then the formula interest rate will increase on that interest calculation date versus the prior interest calculation date. If the referenced rate of interest on the current interest calculation date is different than such rate was on the interest calculation date prior to purchase, then the interest payments received by the holder may be more or less than the holder expected to receive based on the referenced rate in effect on the date of purchase.

The foregoing percentage limitations apply at the time of purchase of securities. The Company may exercise conversion rights, warrants or other similar rights, and securities thereby received or remaining upon the breakup of units or detachment of warrants may be retained to permit advantageous disposition, in each case without regard to the foregoing limitations.

INVESTMENT RESTRICTIONS

The following investment restrictions are deemed fundamental policies and may be changed only by the vote of a "majority" of the Company's outstanding voting securities, which means the lesser of (1) 67% of the Company's outstanding voting securities present in person or by proxy at a meeting of the security holders if more than 50% of the outstanding voting securities are present in person or by proxy or (2) more than 50% of the Company's outstanding voting securities.

The Company will not:

 (1) Issue any senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except in connection with borrowing permitted in item 2 below or to the extent investments in interest rate futures contracts or fixed income options permitted in item 20 below are considered to result in the issuance of senior securities.

 (2) Borrow money, except for investment leverage.

 (3) Mortgage, pledge or hypothecate its assets, except in connection with borrowing money as mentioned in item 2 above. This provision shall not apply to deposits, or similar arrangements, made in connection with the entering into or holding of interest rate futures contracts or purchasing, selling, holding or writing fixed income options.

 (4) Act as underwriter, except to the extent that, in connection with the disposition of restricted portfolio securities, the Company may be deemed to be an underwriter under applicable laws.

 (5) Purchase or sell real estate or interests in real estate, except that the Company may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

 (6) Purchase or sell commodities or commodity contracts, except that the Company may enter into interest rate futures contracts or fixed income options and make deposits or have similar arrangements in connection therewith.

 (7) Invest more than 5% of the value of its total assets to the securities of any one issuer (other than cash items and securities of the United States Government or its agencies or instrumentalities), or purchase more than 10% of any class of the outstanding voting securities of any one issuer.

 (8) Invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions.

 (9) Invest more than 25% of the value of its total assets in securities of issuers in any one industry (gas, electric and telephone companies will be considered to be in separate industries, as will banks, finance companies, savings and loan associations, insurance companies and other credit institutions) except that at times when a significant portion of the market for corporate debt securities is composed of issues in the electric utility industry or the telephone utility industry, as the case may be, the Company may invest up to 35% of its assets in the issues of such industry if the Company has cash for such investment and if, in the judgment of management, the return available from such securities and the marketability, quality and availability thereof justify such concentration in light of the Company's investment objectives. The market for corporate debt securities will be considered to be composed of a significant portion of debt securities of either, the electric utility industry or the telephone utility industry, as the case may be, at any time that, to the best of the Company's knowledge, 10% or more of the principal amounts of all new issue offerings of corporate debt securities in principal amounts of $25,000,000 or more and within the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Corporation, or Duff & Phelps Inc., offered within the prior 60-day period or scheduled to be offered during the subsequent 30-day period consists of such issues in such industry.

(10) Purchase or retain the securities of any issuer, if, to the Company's knowledge, those officers or directors of the Company or of the Adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

(11) Make loans to other persons, except for the purchase of debt securities in private placement transactions or public offerings in accordance with the Company's investment objectives and policies and for loans of portfolio securities as described above.

(12) Purchase securities on margin, except that the Company may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and except that the Company may enter into and hold interest rate futures contracts and purchase, sell, hold or write fixed income options and may make deposits or make similar arrangements in connection therewith.

(13) Participate on a joint or joint and several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities and other accounts under the management of the Adviser or affiliates to save commissions or to average prices among them is not deemed to result in a securities trading account.

(14) Purchase interests in oil, gas, or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production of or transmission of oil, gas or other materials.

(15) Invest in puts, calls or combinations thereof except fixed income options.

(16) Make short sales, except sales "against the box."

(17) Purchase the securities of other investment companies.

(18) Invest for the purposes of exercising control or management.

(19) Purchase securities issued by CNA Financial Corporation or its subsidiaries.

(20) Enter into any interest rate futures contract or write any fixed income option if, immediately thereafter, the sum of (a) the then aggregate futures and option market prices of financial instruments and fixed income options required to be delivered under open futures contract sales of the Company and open fixed income call options written by the Company and (b) the aggregate purchase price under open futures contract purchases of the Company and open fixed income put options written by the Company, would exceed, in the aggregate, an amount equal to the lesser of (i) five percent of the Company's net asset value or (ii) one-third of the total assets of the Company less all liabilities not related to fixed income options written by the Company and interest rate futures contracts.

Notwithstanding item 6, the Company is permitted to buy certain debt securities, known as Principal Exchange Rate Linked Securities (PERLS), in which the interest or principal component is determined by calculating with reference to a formula based on one or more commodities, including currencies, so long as the security does not constitute a commodity or commodity contract. For example, the Company may buy certain debt securities issued by the Federal National Mortgage Association ("FNMA"), a United States government agency, which carry an additional risk not associated with other FNMA issues. They pay interest based upon a specified interest rate and a principal amount denominated in United States dollars. At maturity, the principal is paid in United States dollars, but the amount of principal that will be paid is calculated according to a predetermined formula involving the value of one or more foreign currencies on a particular date near the maturity date (the "principal payment formula"). This kind of security is subject to the risk that the currency that is part of the principal payment formula may be valued at an amount which could cause the principal paid at maturity to be greater or less than the amount of principal upon which the interest rate is calculated.

By virtue of item 8, it would be possible for the Company to invest up to 25% of its assets in restricted securities, which are securities acquired in private placement transactions. Such securities generally may not be resold without registration under the Securities Act of 1933 except in transactions exempt from the registration requirements of such Act. This limitation on resale can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale, the securities are registered under the Securities Act of 1933 at the Company's expense, the Company's expenses would be increased.

By virtue of item 9, it would be possible for the Company to invest up to 70% of its assets in securities of the electric utility and telephone utility industries (up to 35% in each of such industries) if the Company had cash for such investment and if, in the Company's judgment, the return available from such industry, and the marketability, quality and availability of the debt securities of such industry, justified such concentration in light of the Company's investment objectives. However, if sufficient cash was not available or if the securities available did not meet the above-mentioned tests of return, marketability, quality and availability, such concentration would not occur. Also, the Company would not be required to sell portfolio securities in order to make cash available for such concentration, although the Company would not be prohibited from doing so. Furthermore, the Company's ability to so concentrate its assets would always be contingent upon compliance with other applicable investment restrictions. Concentration of the Company's assets in either the electric utility or the telephone utility industries could result in increased risks. Risks of investments in either industry may arise from difficulties in obtaining an adequate return on capital because of financing costs and construction programs and the fact that regulatory authorities might not approve rate increases sufficient to offset increases in operating expenses. In addition, risks of investments in the electric utility industry may arise from environmental conditions, fuel shortages and government-mandated energy conservation programs.

By virtue of item 20, the Company has a limited ability to enter into interest rate futures contracts and to write fixed income options. Interest rate futures contracts and fixed income options create an obligation by the Company to purchase or to sell a specific financial instrument at a specified future time at a specified price. The principal risk of interest rate futures contracts and fixed income options is that unexpected changes in the general level of interest rates could adversely affect the value of the investment. The Company has not written fixed income options for several years and has never entered into interest rate futures contracts.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All persons who become registered holders of Common Stock (other than brokers and nominees of banks or other financial institutions) become participants ("Participants") in the Company's Dividend Reinvestment Plan (the "Plan") 15 days thereafter unless they file a written election to terminate participation with the Company's Transfer Agent.

The Plan is administered by William O'Neill & Co., Inc., the Company's Purchasing Agent (the "Purchasing Agent"). Under the Plan, dividends and other distributions are automatically invested in additional full and fractional shares of Common Stock. Whenever the Company declares a dividend or other distribution payable in cash or shares of Common Stock, the Purchasing Agent, on behalf of Participants, will elect to take the dividend in shares at net asset value whenever the net asset value as of the close of business on the record date of such dividend is lower than the market price plus brokerage commission as of the close of business on such day. If the net asset value of the share is higher than the market price plus applicable commissions, the Purchasing Agent consistent with seeking the best price and execution, will buy shares of Common Stock in the over-the-counter market or on a national securities exchange, as the case may be, for Participants' accounts. There can, of course, be no assurance that shares of Common Stock will be available in sufficient supply in the market at a price lower than net asset value to satisfy any requirements of the Plan. If shares are not available in sufficient supply at such price, the Purchasing Agent will invest the balance of its cash on hand in shares of Common Stock whose cost plus brokerage commission will equal or exceed the net asset value per share on the record date. The number of shares of Common Stock received by each Participant will be based on the average cost of shares purchased by the Purchasing Agent. Purchases for the Plan on the open market usually constitute a significant percentage of all shares of Common Stock traded on the New York Stock Exchange on the dates that such purchases are made.

Participants may make voluntary payments into the Plan of not less than $25.00. Such voluntary payments will be accumulated until the end of the month in which they are received and then invested by BNY Brokerage Inc. in shares of Common Stock purchased in the over-the-counter market or on a national securities exchange. The Participant is responsible for paying any brokerage commissions charged by the BNY Brokerage Inc. for the purchase of such shares. Voluntary payments may not be used to purchase shares from the Company.

Brokers and nominees of banks or other financial institutions may elect to be included in the Plan. Participants may terminate their participation in the Plan at any time and elect to receive declared dividends and other distributions in cash by notifying the Transfer Agent in writing. There is no penalty for termination of participation in the Plan. Participants withdrawing from the Plan may rejoin at any time.

Under certain circumstances, Participants may receive benefits through the Plan not available to shareholders who do not participate in the Plan. In many cases, the shares of closed-end investment companies trade at a discount from their net asset value, although in some cases shares of such companies trade at a premium over net asset value. If dividends and other distributions are received in shares at net asset value when the market price is higher than net asset value, the Participant will receive shares having a market value in excess of the cash value of the dividends or distribution.

All costs of administering the Plan are borne by the Company, and thus, indirectly by its shareholders, including those not participating in the Plan. Brokers' commissions are not treated as costs of administering the Plan.

The Company reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice thereof sent to Participants at least 30 days before the record date for such distribution.

DIRECTORS
Franklin A. Cole
Sidney Davidson
Richard W. Dubberke
Lew H. Nathan
David G. Taylor
A. Dean Swift

OFFICERS
Lew H. Nathan, Chairman and President
Richard W. Dubberke, Vice President and Treasurer
Megham K. Halloran, Vice President
Marilou R. McGirr, Vice President and Assistant Treasurer
Lynne Gugenheim, Secretary
Mitchell T. Butowski, Assistant Secretary
Brian Lord, Assistant Secretary

PRINCIPAL OFFICE
CNA Income Shares, Inc.
CNA Plaza
Chicago, Illinois 60685
(312) 822-4181

SHAREHOLDER RELATIONS DEPARTMENT--11E
CNA Income Shares, Inc.
The Bank of New York
P.O. Box 11258
Church Street Station
New York, New York 10286
Toll Free (800) 432-8224

ADVISER
Continental Assurance Company
(a subsidiary of CNA Financial Corporation)

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center, 6th Floor
Brooklyn, New York 11245

TRANSFER AGENT, REGISTRAR & TRUSTEE
(Certificates for Transfer and Address Changes)
The Bank of New York
Rec. & Del. Dept. 11W
P.O. Box 11002
Church Street Station
New York, New York 10286

AUDITORS
Deloitte & Touche LLP
Two Hilton Court                                               Internet e-mail =
Parsippany, New Jersey 07054-0319                       cnaincome.shares@cna.com